UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19612 (Commission File Number)	04-2834797 (IRS Employer Identification No.)

180 Varick Street
New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

ImClone Systems Incorporated and Bristol-Myers Squibb Company announced today that they filed a supplemental Biologics License Application (sBLA) to seek approval of Erbitux® (Cetuximab) for use as a single agent and in combination with radiation in Squamous Cell Carcinoma of the Head and Neck (SCCHN) with the U.S. Food and Drug Administration (FDA).

The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

99.1 Press Release dated August 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED (Registrant)
Dated August 30, 2005	By: /s/ Erik D. Ramanathan Erik D. Ramanathan Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of ImClone Systems Incorporated, dated August 30, 2005.